SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ___________________


                              FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): June 30, 1996


            STRUCTURAL DYNAMICS RESEARCH CORPORATION
       (Exact name of Registrant as specified in its Charter)


    Ohio            0-16230              31-0733928
(State or other  (Commission File No.)  (IRS Employer
jurisdiction of                        Identification Number)
incorporation)


2000 Eastman Drive, Milford, Ohio             45150
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (513) 576-2400



                            N/A
  (Former name or former address, if changed since last report)
Item 2.   Acquisition or Disposition of Assets.

On June 27, 1996, the shareholders of CAMAX Manufacturing Technologies, Inc., a Minnesota corporation ("CAMAX") adopted an Agreement of Merger and Plan of Reorganization dated as of January 16, 1996 by and among CAMAX, Structural Dynamics Research Corporation ("SDRC") and SDRC-Systems, Inc., an Ohio corporation ("SDRC-Systems"), as amended, (the "Merger Agreement"). Pursuant to the Merger Agreement, effective as of June 30, 1996, CAMAX merged with and into SDRC-Systems, a wholly-owned subsidiary of SDRC, and the articles of incorporation of SDRC-Systems were amended to change its name to CAMAX Manufacturing Technologies, Inc. At the effective date of the merger, the CAMAX shareholders received, in the aggregate, 1,008,403 shares of SDRC Common Stock in exchange for all of the shares of CAMAX issued and outstanding on the effective date of the merger. The total number of shares of SDRC Common Stock to be issued in the merger was determined by dividing the total value of the transaction, $30 million, by the Applicable Market Value Per Share of SDRC Common Stock. The "Applicable Market Value Per Share of SDRC Common Stock" was the average per share closing price of SDRC Common Stock as reported on the Nasdaq National Market for the twenty trading days ending on the second trading day prior to the mailing date of the Proxy Statement/Prospectus to the CAMAX shareholders. The mailing date was May 28, 1996. The Applicable Market Value Per Share of SDRC Common Stock was $29.75 per share. Accordingly, the CAMAX shareholders received an aggregate of 1,008,403 shares of SDRC Common Stock, or .0551 shares of SDRC Common Stock for each share of CAMAX Common Stock owned, of which 10% is being held in escrow pursuant to the Merger Agreement. In addition, in accordance with the Merger Agreement, SDRC will assume all of CAMAX's outstanding stock options. The acquisition will be accounted for under the pooling of interests method.

CAMAX develops and supports computer-aided manufacturing ("CAM") software for computerized numerical control ("NC" or "CNC") applications. Pursuant to the Merger Agreement, SDRC will acquire all of the assets of the business owned by CAMAX and its subsidiaries which include, but are not limited to, real property leases, personal property and equipment, employees, intellectual property, accounts receivable and contracts. SDRC intends to use the CAMAX assets to further strengthen and expand its CAM offering.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements of CAMAX for the year ended December 31, 1995 and for the quarter ended March 31, 1996 are hereby incorporated by reference from the Structural Dynamics Research
Corporation's Registration Statement on Form S-4, Registration No. 333-907, effective on May 28, 1996.

(b) Proforma financial information

The proforma financial information is hereby incorporated by reference from the Structural Dynamics Research Corporation's
Registration Statement on Form S-4, Registration No. 333-907, effective on May 28, 1996.






(c) Exhibits


Exhibit No.             Description               Page

    2           Agreement of Merger and            *
                Plan of Reorganization dated
                as of January 16, 1996 by and among
                Structural Dynamics Research
                Corporation, CAMAX Manufacturing
                Technologies, Inc. and SDRC-Systems,
                Inc., as amended

    23.1        Consent of Deloitte & Touche LLP

    23.2        Consent of Coopers & Lybrand L.L.P.

________________________

* Incorporated by reference to Structural Dynamics Research
Corporation's Registration Statement on Form S-4, Registration No. 333-907 declared effective by the Securities and Exchange Commission on May 28, 1996.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                STRUCTURAL DYNAMICS
                                RESEARCH CORPORATION


Date:July 3, 1996                By: /s/ Jeffrey J. Vorholt
                                     Jeffrey J. Vorholt
                                     Vice President, Chief
                                     Financial Officer
                                     and Treasurer